PACE® Select Advisors Trust

February 22, 2019

Supplement to the prospectuses relating to Class A and Class Y shares (the "Multi-Class Prospectus") and Class P shares (the "Class P Prospectus") (collectively, the "Prospectuses") and the Statement of Additional Information ("SAI"), each dated November 28, 2018, as supplemented.

Includes:

–  PACE® Small/Medium Co Value Equity Investments

Dear Investor,

The purpose of this supplement is to update certain information regarding the investment subadvisory arrangements for PACE Small/Medium Co Value Equity Investments (the "fund"), a series of PACE Select Advisors Trust (the "Trust").

At the recommendation of UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager, the Trust's Board of Trustees (the "Board") has terminated Systematic Financial Management, L.P. ("Systematic") as a subadvisor to the fund, effective as of the close of business on February 21, 2019.

Effective as of the close of business on February 21, 2019, the Prospectuses and SAI are hereby revised to delete all references to "Systematic Financial Management, L.P." or "Systematic" as a subadvisor to the fund.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-1008